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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2000



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                        1-8606                     23-2259884
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation)                                          Identification No.)



1095 Avenue of the Americas
New York, New York                                         10036
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (212) 395-2121

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on March 1, 2000 announcing a new share buyback program pursuant to which the company may repurchase up to 80 million shares of its common stock.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99       Press Release, dated March 1, 2000, issued by Bell Atlantic
         Corporation.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                --------------------------------------
                               Doreen A. Toben
                               Vice President - Controller



Date:  March 1, 2000
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                                 EXHIBIT INDEX


Exhibit
Number    Description
------    -----------

99        Press Release, dated March 1, 2000, issued by Bell Atlantic
          Corporation.